SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 8, 2000
                                                   -------------


                            ZIASUN TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
          ------------------------------------------------------------
         (State or other jurisdiction of Incorporation or organization)


        000-27349                                      84-1376402
------------------------                    ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


665 San Rodolfo Drive, Suite 120, Solana Beach, California               92075
----------------------------------------------------------             --------
(Address of principal executive offices)                              (Zip Code)


                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.
---------------------

Non-Competition Agreement between Online Investors Advantage, Inc. and LIT, LLC
-------------------------------------------------------------------------------

     On March 8, 2000, Online Investors Advantage, Inc. ("OIA"), a wholly-owned subsidiary of the Company entered into a Non-Competition Agreement with MIT, LLC. OIA, as part of its marketing efforts, makes product and informational presentations regarding OIA's home study and investor education seminars, at various events sponsored by MIT and by MIT in affiliation with other companies. Under the terms of the Non-Competition Agreement, OIA agreed, among other things, to refrain from contacting MIT content providers, disclosing MIT's customer list, using MIT's distribution channels or the unauthorized use of MIT information, which OIA learns of or becomes aware of as a result of making presentations at MIT sponsored events.

     A copy of the Agreement between the Company and MIT is attached to this report and incorporated herein by reference.

Modification to MKZ Venture Fund Agreement.
------------------------------------------

     On April 13, 2001, the Company and the McKenna Group, as the sole members of MKZ entered into an agreement which modified certain terms of the Venture Fund Agreement and the Company's capital commitment to MKZ. Under the original Venture Fund Agreement, the Company agreed to fund MKZ with $15,000,000. As April 13, 2001, the Company had infused $7.5 million in cash into MKZ, of which $5.6 million had been invested into MVA by MKZ. Pursuant to the modified agreement, the Company's total capital commitment and funding of MKZ as capped at $9,150,000, and other than the sum of $1,650,000, to be infused by Company into MKZ, the Company shall have no further obligation to provide any further funding to MKZ. The Company agreed to make a further capital contribution of $250,000 in cash to MKZ upon execution of the agreement and would have a remaining capital contribution owing to MKZ of $1.4 million. As of the date of this report, the Company has a remaining capital contribution owing to MKZ of $1.4 million.

     A copy of the Agreement between the Company and MKZ capping the Company's capital commitment to MKZ is attached to this report and incorporated herein by reference.

     Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits
     -------------------------------------------------------------------------

     Exhibit Number     Description
     --------------     -----------

     10.55  Non-Competition  Agreement  dated March 8, 2000 between OIA and MIT,
     LLC.

     10.56 Agreement dated April 13, 2001 between ZiaSun and MKZ Fund, LLC.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            ZIASUN TECHNOLOGIES, INC.
                                            (Registrant)


Date: July 31, 2001                         /S/ D. Scott Elder
                                            ----------------------------------
                                            By:  D. Scott Elder
                                            Its: Chairman of the Board and CEO


Date: July 30, 2001                         /S/ Allen D. Hardman
                                            -----------------------------------
                                            By:  Allen D. Hardman
                                            Its: President and COO

                                  EXHIBIT INDEX
                                  -------------

     Exhibit Number     Description
     --------------     -----------

     10.55  Non-Competition Agreement dated March 8, 2000 between OIA and MIT,
     LLC.

     10.56 Agreement dated April 13, 2001 between ZiaSun and MKZ Fund, LLC.